Gas Reserves	12 Months Ended
Dec. 31, 2017
Gas Reserves [Abstract]
Gas Reserves [Text Block]
11. GAS RESERVES
We have invested $188 million through our gas reserves program in the Jonah Field located in Wyoming as of December 31, 2017. Gas reserves are stated at cost, net of regulatory amortization, with the associated deferred tax benefits recorded as liabilities on the consolidated balance sheets. Our investment in gas reserves provides long-term price protection for utility customers through the original agreement with Encana Oil & Gas (USA) Inc. under which we invested $178 million and the amended agreement with Jonah Energy LLC under which an additional $10 million was invested.

We entered into our original agreements with Encana in 2011 under which we hold working interests in certain sections of the Jonah Field. Gas produced in these sections is sold at prevailing market prices, and revenues from such sales, net of associated operating and production costs and amortization, are credited to the utility's cost of gas. The cost of gas, including a carrying cost for the rate base investment, is included in our annual Oregon PGA filing, which allows us to recover these costs through customer rates. Our investment under the original agreement, less accumulated amortization and deferred taxes, earns a rate of return.

In March 2014, we amended the original gas reserves agreement in order to facilitate Encana's proposed sale of its interest in the Jonah field to Jonah Energy. Under the amendment, we ended the drilling program with Encana, but increased our working interests in our assigned sections of the Jonah field. We also retained the right to invest in new wells with Jonah Energy. Under the amended agreement we still have the option to invest in additional wells on a well-by-well basis with drilling costs and resulting gas volumes shared at our amended proportionate working interest for each well in which we invest. We elected to participate in some of the additional wells drilled in 2014, but have not had the opportunity to participate in additional wells since 2014. However, we may have the opportunity to participate in more wells in the future.

Gas produced from the additional wells is included in our Oregon PGA at a fixed rate of $0.4725 per therm, which approximates the 10-year hedge rate plus financing costs at the inception of the investment.

Gas reserves acted to hedge the cost of gas
for approximately 6%, 8% and 11% of our utility's gas supplies for the years ended December 31, 2017, 2016, and 2015 respectively.

The following table outlines our net gas reserves investment at December 31:

In thousands	2017	2016
Gas reserves, current	$15,704	$15,926
Gas reserves, non-current	171,832	171,610
Less: Accumulated amortization	87,779	71,426
Total gas reserves(1)	99,757	116,110
Less: Deferred taxes on gas reserves	22,712	28,119
Net investment in gas reserves	$77,045	$87,991

(1)	Our net investment in additional wells included in total gas reserves was $5.8 million and $6.7 million at December 31, 2017 and 2016, respectively.

Our investment is included in our consolidated balance sheets under gas reserves with our maximum loss exposure limited to our investment balance.